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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                           CNL HOTELS & RESORTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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                       [CNL HOTELS & RESORTS, INC. LOGO]

                                               May 30, 2006

                    IMPORTANT SPECIAL MEETING OF STOCKHOLDERS
                        PLEASE VOTE YOUR SHARES PROMPTLY

DEAR STOCKHOLDER:

We previously sent you proxy materials for the Special Meeting of Stockholders of CNL Hotels & Resorts, Inc. (the "Company") to be held on June 20, 2006.

We have not yet received your vote for the matters being considered at this important meeting. We are writing today to remind you to promptly vote your shares. Your vote is very important. TELEPHONE AND INTERNET VOTING OPTIONS ARE AVAILABLE AS DESCRIBED IN THE ENCLOSED MATERIALS.

                               IMPORTANT PROPOSALS

At the meeting, stockholders are being asked to approve the Amended Merger Proposal, the Majority Vote Charter Amendment Proposal and the Two-Thirds Vote Charter Amendment Proposal, as more fully described in the Proxy Statement previously mailed to you, dated May 10, 2006, and the enclosed materials. You should also note that enclosed in this package is a "QUESTION AND ANSWER" document to further assist you with answers to common questions about the proposed transaction and the solicitation in general. The charter amendment proposals require a majority of the outstanding shares and two-thirds of the outstanding shares entitled to vote thereon, respectively, for approval by our stockholders. Accordingly, the vote of all stockholders is important. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE SPECIAL MEETING.

                             YOUR VOTE IS IMPORTANT

Please be certain that your shares are represented and voted. You may vote today by telephone or internet as described on the enclosed duplicate proxy card. You also may vote by signing, dating and promptly returning the enclosed proxy card in the postage-paid return envelope provided. YOUR VOTE IS VERY IMPORTANT, SO PLEASE VOTE AT YOUR EARLIEST CONVENIENCE.

We appreciate your participation and continued support.

Sincerely,

/s/ Greerson G. McMullen
------------------------------------
Greerson G. McMullen
CORPORATE SECRETARY

                                    IMPORTANT

Prompt voting will save your Company additional solicitation costs. If you have any questions or need assistance, please call D. F. King & Co., Inc., which is assisting your Company in the solicitation of proxies, toll-free, at 1-800-758-5880.